UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2009

Victory Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33419	20-8218483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

970 West Broadway, PMB 402, Jackson, Wyoming	83001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (307) 734-2645

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

VICTORY ACQUISTION CORP. (“VICTORY”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING VICTORY SECURITIES, REGARDING ITS ACQUISITION OF TOUCHTUNES CORPORATION (“TOUCHTUNES”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K OF VICTORY DATED MARCH 23, 2009, AS AMENDED. SUCH CURRENT REPORT AND THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS ATTACHED THERETO AND HERETO, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

CITIGROUP GLOBAL MARKETS, INC. (“CITIGROUP”), THE MANAGING UNDERWRITER OF VICTORY’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN APRIL 2007, IS ASSISTING VICTORY IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES. ADDITIONALLY, THE UNDERWRITERS DEFERRED $10,560,000 OF THE COMMISSIONS OWED TO THEM IN CONNECTION WITH THE IPO UNTIL THE CLOSING OF VICTORY’S BUSINESS COMBINATION. VICTORY AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND CITIGROUP MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF VICTORY STOCKHOLDERS TO BE HELD TO APPROVE THE MERGER.

STOCKHOLDERS OF VICTORY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ VICTORY’S DEFINITIVE PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH VICTORY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THIS PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ VICTORY’S FINAL PROSPECTUS, DATED APRIL 24, 2007, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE VICTORY OFFICERS AND DIRECTORS AND OF CITIGROUP AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE MAILED TO VICTORY STOCKHOLDERS AS OF APRIL 7, 2009, THE RECORD DATE TO VOTE ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: VICTORY ACQUISTION CORP., 970 WEST BROADWAY, PMB 402, JACKSON, WYOMING 83001. THE DEFINITIVE PROXY STATEMENT/PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (HTTP://WWW.SEC.GOV).

ITEM 3.01.	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On April 14, 2009, Victory Acquisition Corp. (“Victory”) provided written notice to NYSE Amex that Victory expects to voluntarily cease the trading on the NYSE Amex of its common stock, par value $.0001 per share (“Common Stock”), warrants, each to purchase one share of Common Stock at an exercise price of $7.50 (“Warrants”), and units, each consisting of one share of Common Stock and one Warrant (“Units,” and together with the Common Stock and the Warrants, the “Securities”), effective on or about April 23, 2009, and intends to transfer the listing of the Securities to the NASDAQ Stock Market to commence trading on or about April 24, 2009 in connection with Victory’s proposed business combination with TouchTunes Corporation (“TouchTunes”) described below. Victory’s Securities have been approved for listing on The NASDAQ Global Market, and the Common Stock, Warrants and Units will trade under the stock symbols TTUN, TTUNW and TTUNU, respectively.

A copy of Victory’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS.

On April 14, 2009, Victory also announced that its Registration Statement on Form S-4, containing a definitive proxy statement/prospectus, relating to its proposed business combination with TouchTunes was declared effective by the Securities and Exchange Commission. Victory’s special meeting of stockholders will be held on April 23, 2009 at 10:00 a.m. eastern time, at the offices of Graubard Miller, Victory’s counsel, at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174. Stockholders of record as of April 7, 2009 will be invited to attend the special meeting and vote on, among other matters, a proposal to approve the Agreement and Plan of Reorganization, dated as of March 23, 2009, among Victory, VAC Merger Sub, Inc. (“Merger Sub”), Victory’s wholly-owned subsidiary, TouchTunes and VantagePoint CDP Partners, L.P., a significant stockholder of TouchTunes, which, among other things, provides for the merger of Merger Sub with and into TouchTunes, with TouchTunes surviving as a wholly-owned subsidiary of Victory.

A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release dated April 14, 2009.

99.2	Press release dated April 14, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2009

VICTORY ACQUISITION CORP.

By:	/s/ Jonathan J. Ledecky
Jonathan J. Ledecky President